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                                                            EXHIBIT NO. 99.7(b)

                                   APPENDIX A

                                       TO

                              CUSTODIAN AGREEMENT

                                    BETWEEN

         JPMORGAN CHASE BANK, N.A. AND EACH OF THE INVESTMENT COMPANIES

                          Dated as of August 22, 2007

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           TRUST                                  FUND (FYE)*
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Stand Alone Trusts             Massachusetts Investors Growth Stock Fund (11/30)
                               MFS Growth Opportunities Fund (12/31)

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MFS Series Trust II            MFS Emerging Growth Fund (11/30)

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MFS Series Trust III           MFS High Income Fund (1/31)
                               MFS High Yield Opportunities (1/31)
                               MFS Municipal High Income Fund (1/31)

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MFS Series Trust IV            MFS Mid Cap Growth Fund (8/31)

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MFS Series Trust V             MFS International New Discovery Fund (9/30)
                               MFS Research Fund (9/30)
                               MFS Total Return Fund (9/30)

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MFS Series Trust VI            MFS Global Equity Fund (10/31)
                               MFS Global Total Return Fund (10/31)
                               MFS Utilities Fund (10/31)

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MFS Series Trust VIII          MFS Global Growth Fund (10/31)
                               MFS Strategic Income Fund (10/31)

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MFS Series Trust IX            MFS Bond Fund (4/30)
                               MFS Limited Maturity Fund (4/30)
                               MFS Municipal Limited Maturity Fund (4/30)
                               MFS Research Bond Fund (4/30)
                               MFS Research Bond Fund J (4/30)

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MFS Series Trust XIII          MFS Government Securities Fund (2/28)
                               MFS Diversified Income Fund (2/28)

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MFS Series Trust XIV           MFS Institutional Money Market Portfolio (8/31)

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MFS Municipal Series Trust     MFS Alabama Municipal Bond Fund (3/31)
                               MFS Arkansas Municipal Bond Fund (3/31)
                               MFS California Municipal Bond Fund (3/31)
                               MFS Florida Municipal Bond Fund (3/31)
                               MFS gionplaceGeorgia Municipal Bond Fund (3/31) MFS Maryland Municipal Bond Fund (3/31)
                               MFS Massachusetts Municipal Bond Fund (3/31)
                               MFS Mississippi Municipal Bond Fund (3/31)
                               MFS Income Fund (3/31)
                               MFS New York Municipal Bond Fund (3/31)
                               MFS North Carolina Municipal Bond Fund (3/31) MFS Pennsylvania Municipal Bond Fund (3/31)
                               MFS South Carolina Municipal Bond Fund (3/31) MFS Tennessee Municipal Bond Fund (3/31)
                               MFS Virginia Municipal Bond Fund (3/31)
                               MFS West Virginia Municipal Bond Fund (3/31)

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MFS Institutional Trust        MFS Institutional Int'l. Equity Fund (6/30)
                               MFS Institutional Large Cap Value Fund (6/30)

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* Funds are to be transitioned to JPMorgan Chase Bank N.A. at fiscal-year end or semi-annual period end, or such other date as determined between the parties.

         IN WITNESS WHEREOF, each of the parties has caused this Appendix A to be executed in its name and behalf on the day and year first above written.

Each of the Investment Companies listed     JPMorgan Chase Bank, N.A.
in this Appendix A, on Behalf of each
of Their Respective Portfolios

By:    SUSAN S. NEWTON                      By:    ELLEN E. CRANE
       --------------------------------            -----------------------------
Name:  Susan S. Newton                      Name:  Ellen E. Crane
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Title: Assistant Secretary                  Title: Vice President
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